SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date earliest event reported) September 21, 1999.


                       WORKSAFE INDUSTRIES INC.
          (Exact name of registrant as specified in its charter)


Delaware                           01-06855                   11-1874010
(State or other jurisdiction       (Commission              (IRS Employer
   of incorporation)               File Number)           Identification No.)


   130 West 10th Street, Huntington Sta., New York               11746
      (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (516) 427-1802


--------------------------------------------------------------------------------
      (Former name or former address, if changed since last report.)

Item 5.   Other Events.

          The Board of Directors has approved the adoption of a stock repurchase program (the "Repurchase Program"). The Repurchase Program permits the Company, for up to twenty-four months, to repurchase up to 320,000 shares of its own common stock, which represents approximately 20 percent of the total shares currently outstanding. Purchases made by the Company in the open market will be made pursuant to Rule 10b-18 of the Securities Exchange Act of 1934.

Item 7.   Financial Statements and Exhibits

          21.02   Form of Press Release dated September 21, 1999.



                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 21, 1999

                                            WORKSAFE INDUSTRIES, INC.


                                            By:  /s/ Arthur J. Wasserspring
                                                 -------------------------------
                                                 Arthur J. Wasserspring
                                                 Vice President of Finance
                                                 & Chief Financial Officer